UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 2, 2007

O'REILLY AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)

Missouri	44-0618012
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

233 South Patterson
Springfield, Missouri 65802
(Address of principal executive offices, Zip code)

(417) 862-6708
(Registrant's telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.05 Amendments to the registrant's code of ethics, or waiver of a provision of the code of ethics.

On August 2, 2007, the Board of Directors of O’Reilly Automotive, Inc (the "Company") approved certain amendments to the Company's Code of Business Conduct and Ethics, which applies to all team members, officers and directors of the Company.  The amendments consist of a number of technical and non-substantive amendments to clarify and streamline certain sections of the Code of Business Conduct and Ethics and substantive changes which include the following: (1) addition of provisions regarding fair dealing; (2) addition of provisions regarding accounting complaints; and (3) addition of provisions regarding trading windows.

A copy of the Code of Business Conduct and Ethics is filed as Exhibit 14.1 to this report and is incorporated herein by reference in response to this Item 5.05.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
14.1	Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2007	O’REILLY AUTOMOTIVE, INC.

By: /s/ Thomas McFall
Thomas McFall
Chief Financial Officer
(principal financial officer)

Exhibit 14.1

Code of Business Conduct and Ethics

This Code of Business Conduct and Ethics (this "Code") provides a general statement of the Company's expectations regarding the ethical standards that each director, officer and team member should adhere to while acting on behalf of the Company. This Code contains compliance standards and procedures to facilitate its effectiveness and to ensure a prompt and consistent response to violations. Each director, officer, and team member is required to read and become familiar with the ethical standards described in this Code. It is not intended to and does not in any way constitute an employment contract or assurance of continued employment, and does not create any rights in any director, officer, team member, client, supplier, competitor, stockholder or any other person or entity.

Ethical standards mandate accountability and adherence to this Code. Accordingly, any conduct or action that violates this Code may be subject to corrective action, which may include immediate termination

Administration

The Corporate Governance/Nominating Committee of the Board of Directors of O'Reilly Automotive, Inc. (the "Company"), referred to in this Code as the Governing Body, is responsible for setting the standards of business conduct contained in this Code and updating these standards as it deems appropriate to reflect changes in the legal and regulatory framework applicable to the Company, the business practices within the Company's industry, the Company's own business practices, and the prevailing ethical standards of the communities in which the Company operates. The Company's Internal Auditor will act as the Compliance Officer and will oversee the procedures designed to implement this Code to ensure that they are operating effectively. It is the individual responsibility of each director, officer and team member of the Company to comply with this Code.

Conflicts of Interest

A conflict of interest may arise in any situation in which a team member's loyalties are divided between business interests that, to some degree, are incompatible with the interests of the company. All such conflicts should be avoided. The Company demands absolute integrity from all of its team members and will not tolerate any conduct that falls short of this standard. The Company expects that no team members will knowingly place himself or herself in a position that would have the appearance of being, or could be construed to be, in conflict with the interests of the company. Some of the more sensitive areas of conflicts of interest are discussed below:

•	A conflict situation can arise when a director, officer or team member takes actions or has interests that may make it difficult to perform his or her work objectively and effectively.

•

Conflicts of interest may also arise when a director, officer or team member, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company, whether received from the Company or third party.

•	Federal law prohibits loans by the Company to its directors and executive officers.

•

It is a conflict of interest for a Company team member to work simultaneously for a competitor, customer, or supplier. In addition, directors, officers and team members are not allowed to work for a competitor as a consultant or board member.

Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the Corporate Governance/Nominating Committee of the Board of Directors. Where there is an actual or potential conflict of interest or perception of a conflict of interest, the director, officer or team member must make full disclosure and must not participate in the matter giving rise to the conflict. Such person may, in accordance with such procedures, refrain or be asked to refrain from participating and/or making decisions concerning any business that is related to the matter in which there is an actual or potential conflict of interest.

Any director, officer or team member who becomes aware of a conflict of interest or potential conflict of interest should bring it to the attention of the Compliance Officer, a supervisor, manager or other appropriate personnel or consult the procedures discussed in this Code. Directors, officers and team members who knowingly fail to disclose conflicts of interest are subject to disciplinary action, including dismissal or removal from office.

Interests in Other Businesses

Unless approved in advance by a team members supervisor, neither a team member or his or her spouse, domestic partner, or any other member of the team members immediate family may directly or indirectly have a financial interest (whether as an investor, lender, employee or other service provider) in a competitor, or in a customer or supplier if that team member or his or her subordinates deal directly or indirectly with that customer or supplier in the course of his or her job with the company.

Use of Company Property and Information

All team members are responsible for the proper use of the Company’s physical resources and property, as well as its proprietary and other confidential information. Company property, facilities or physical resources may not be used for solicitation or distribution activities that are not related to a team members services to the company, except for charitable activities that have been approved in advance by the company.

Corporate Opportunities

No director, officer or team member may: (a) take for himself or herself personally opportunities that are discovered through the use of Company property, information or position; (b) use Company property, information or position for personal gain; or (c) compete with the Company. Directors, officers and team members owe a duty of loyalty to the Company, and must be committed to ethically advance its legitimate interests when the opportunity to do so arises.

Confidentiality

All directors, officers and team members must maintain the integrity of confidential information entrusted to them by the Company, its business partners, suppliers, customers or others related to the Company's business. Confidential information includes all non-public information that might be of use to competitors or harmful to the Company, or its customers, if disclosed. Typical of such information are business, research, and new product plans; objectives and strategies; trade secrets; unpublished financial or pricing information; processes and formulas; computer programs; salary and benefits data; team member medical information; team member, customer, and supplier lists. Disclosure of confidential information violates Company policy and could result in disciplinary action, except when authorized by legal counsel as required by laws, regulations or legal proceedings. If any director, officer or team member believes they have a legal obligation to disclose confidential information, they should consult the Company's legal counsel.

Any Company information created in the course of employment belongs to the Company. Team members leaving the Company must return all written proprietary information in their possession. A team member's obligation to protect the Company's proprietary and confidential information continues even after he or she leaves the Company.

Protection and Proper Use of Company Assets

Safeguarding Company assets is the responsibility of all directors, officers and team members. All directors, officers and team members should protect the Company's assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company's profitability. Any suspected incident of fraud or theft should be immediately reported for investigation to the VP of Loss Prevention or Compliance Officer. All Company assets should be used for legitimate business purposes. The personal use of Company assets without permission is prohibited.

Fair Dealing

The Company considers its reputation for integrity and fairness one of its most valuable assets. Each director, officer and team member shall endeavor to deal fairly and in good faith with the Company's customers, stockholders, team members, suppliers, regulators, business partners, competitors and others. We seek to outperform our competition fairly and honestly. We seek competitive advantages through superior performance, never through unethical or illegal business practices. No director, officer or team member shall take unfair advantage of anyone through manipulation, concealment, abuse of privileged or confidential information, misrepresentation, fraudulent behavior, possessing trade secret information that was obtained without the owner's consent or through any other unfair dealing practice. No actions shall be taken by any Company director, officer or team member, which could undermine proper relationships or tarnish the Company's reputation or integrity.

Business associates may occasionally provide, or offer to provide, gifts to our team members. These gifts are also referred to as “gratuities.” Gratuities are generally offered as a means of influencing a team member's business conduct, or encouraging a more positive position toward his or her relationship with the business associate. Due to the potential conflicts of interest, acceptance of gratuities is not allowed, with the exception of circumstances and/or reporting requirements outlined below:

Business associates may include parties from both current and prospective business relationships. Such parties may include, but are not limited to, product suppliers, customers, service providers, professional advisors, and contractors.

Gratuities may include, but are not limited to, such items as money; gifts; merchandise; trips; sporting event tickets; food & beverage; entertainment; apparel; “personal financial benefit” from service/product provided; subsidized business travel, lodging, etc.

Realizing that, during the normal course of business, it may be customary to accept certain business-related items, as well as beneficial to the furtherance of our business partnerships and education, we have further defined gratuities as follows:

•

Promotional: Gifts such as ink pens, calendars, hats, apparel, holiday gift baskets/candies, etc., with value of less than $15. Working lunches for departments meetings, training, etc., with approximate value, per individual, of $15 or less, will be considered promotional.

•	Incidental:	Gratuities, other than “promotional”, with value/benefit less than $25.

•	Material: Gratuities with value/benefit in excess of $25.

•

Business Meeting/Travel/Education: In the course of business, certain current/prospective business partners, or industry associations, may offer to subsidize part, or all, of an O’Reilly team member’s cost for travel, lodging, and meals for conferences or off-site business meetings. This offer may represent a mutually beneficial opportunity for team member development, as well as for him/her to serve as a representative for O’Reilly. This should, however, be treated as a “material” gratuity and reviewed/reported per the process outlined below.

Reporting Requirements, Acceptability & Approval Process:

•

Gratuity Form: For purposes of reporting any acceptable and/or approved gratuities, as set forth below, team members are required to complete Gratuity Form INT 280. Completed forms should be provided monthly to the applicable manager(s) as outlined below.

Acceptability & Approval Process:

•	Promotional Items: Gratuity Form not required except when receive item(s) more than once per quarter from same business associate. Submit form to Senior Management Committee member.

•	Incidental Gratuities: Submit Gratuity Form to Senior Management Committee member.

•	Material Gratuities:

•	Submit Gratuity Form to applicable Executive Committee member. In addition, Executive Committee pre-approval is required if gratuity/gratuity offer valued above $75.

•	Gratuity/Gratuity offer, valued above $250, must be pre-approved by Executive Committee member and Co-President, with a completed Gratuity Form provided to both; as well as Director of Internal Audit.

•

Unacceptable Gratuities: Any gratuities not in the scope of normal business, which solely benefit the team member, or without the active participation by the business associate, will generally be unacceptable. If a gratuity is offered by a business associate, and categorized as unacceptable, the information concerning the gratuity should be forwarded to your Executive Committee member, who will review with co-president(s). If it is determined the gratuity can be used to benefit our business, the gratuity will be accepted and used according to normal company procedure.

•

Sample merchandise obtained for product evaluation during the normal course of business should be sold as inventory when the evaluation is complete. This would also apply to premium items. At no time is it acceptable to request specific application samples to be used for personal use. New products or materials needing to be “tested” on a personal vehicle must be approved by your Executive Committee member and coordinated by a product manager with the results going to the Product Review Board.

Exceptions to the above will be considered for the benefit of the business, and must be approved as outlined above. Failure to abide by this policy is grounds for disciplinary action up to and including termination.

The U.S. Foreign Corrupt Practices Act prohibits giving anything of value directly or indirectly to officials of foreign governments or foreign political candidates in order to obtain or retain business. In addition, the promise, offer or delivery to an official or team member of the U.S. Government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. Please consult the Compliance Officer to obtain guidance from Company legal counsel in this area.

The Board shall have an independent director designated as the Lead Independent Director, who shall preside at the executive sessions of the independent directors and shall be responsible for coordinating the activities of the other independent directors. The Lead Independent Director shall have such other authority, responsibilities and duties as determined by the Board.

Compliance with Laws, Rules, and Regulations

The Company expects all directors, officers and team members of the Company to comply in all respects with the laws and regulations that apply to its business at all government levels. In addition, the Company requires that its directors, officers and team members comply with work-place policies and applicable laws and regulations. Although not all team members are expected to know details of all laws, it is important to recognize when to seek advice from supervisors.

This Code does not summarize all laws, rules and regulations applicable to the Company and its directors, officers and team members. Please consult the Compliance Officer for various guidelines the Company has prepared on specific laws, rules and regulations, or to obtain further guidance from the Company's legal counsel.

Accurate and Timely Periodic Reports

The Company is committed to providing investors with full, fair, accurate, timely and understandable disclosure in the periodic reports that it is required to file with, or submit to, the Securities Exchange Commission (the "SEC") and in other public communications made by the Company as a public company. To this end, the Company shall:

•	Comply with generally accepted accounting principles at all times;

•	Maintain a system of internal accounting controls that will provide reasonable assurances to management that all transactions are properly recorded;

•	Maintains books and records that accurately reflect and fairly reflect the Company's transactions;

•	Prohibit the establishment of any undisclosed or unrecorded funds or assets;

•

Maintain a system of internal controls that will provide reasonable assurances to management that material information about the Company is made known to management, particularly during the periods in which the Company's periodic reports are being prepared; and

•	Present information in a clear and orderly manner and avoid the use of legal and financial jargon in the Company's periodic reports.

No action may be taken by any director or officer (or other person acting under the direction thereof) to fraudulently influence, coerce, manipulate or mislead the Company's independent auditor for the purpose of rendering the Company's financial statements materially misleading.

The Company considers its disclosure obligation to be of critical importance. Depending on his or her position with the Company, a director, officer or team member may be asked to provide necessary information to assure that the Company's public reports are complete, fair and understandable. The Company takes it's public reporting very seriously and expects its directors, officers and team members to provide prompt answers to inquiries by it related to public disclosure requirements.

Accounting Complaints

The Company's policy is to comply with all applicable financial reporting and accounting regulations applicable to the Company. If any director, officer or team member of the Company has concerns or complaints regarding questionable accounting or auditing matters of the Company, then he or she is encouraged to submit those concerns or complaints (anonymously, confidentially or otherwise) to the Audit Committee of the Board of Directors (which will, subject to its duties arising under applicable law, regulations and legal proceedings, treat such submissions confidentially) according to the procedures established by the Audit Committee. Such submissions may be directed to the attention of the Compliance Officer, the Audit Committee or any director who is a member of the Audit Committee, at the principal executive offices of the Company. How to raise an accounting concern:

Mail:

O’Reilly Automotive, Inc.

Audit Committee Chairperson c/o Corporate Secretary

PO Box 1156

Springfield, MO 65801

Phone:

1-800-473-8470 (TIPS Hotline)

Insider Trading

Directors, officers and team members who have access to confidential information are not permitted to use or share that information for stock trading purposes for any other purpose except in the conduct of our business and in strict compliance with all applicable laws and SEC regulations. All non-public information about the Company should be considered confidential information. To use non-public information for personal financial benefit or to tip others who might make an investment decision on the basis of this information is not only unethical but also illegal. No director, officer, or team member of the Company may buy or sell securities of the Company when in possession of material non-public information. Directors, officers and team members are required to comply with the Company's Insider Trading Policy, copies of which are distributed to all directors, officers and appropriate team members and are available from the Compliance Officer.

Trading Window

The Company has established an Insider Trading Window ("window") to protect members of upper management from possible litigation from trading O'Reilly stock based on their knowledge of the company's performance. This window outlines the selected days in which included team members are able to trade any type of O'Reilly stock, corresponding directly to our earnings release dates. An annual calendar and quarterly reminders will be sent to applicable Team Members defining each year’s windows.

All types of O'Reilly stock are subject to the window including but not limited to Stock Options, Employee Stock Purchase Plan, the 401K Plan, any shares that you hold directly or through an account with a third party. You are able to be enrolled in the Employee Stock Purchase Plan and 401K Plan where shares are continually purchased throughout the year in your name, but you can only SELL those shares on the unrestricted dates stated on the calendar.

Records Retention; Books and Accounts

Directors, officers and team members are expected to become familiar with the Company's policies on record retention. All of the Company's books, records, accounts and financial statements must be maintained in reasonable detail to appropriately reflect the Company's transactions and must conform both to applicable legal requirements and to the Company's system of internal controls. Unrecorded or off the books funds or assets, i.e. off the balance sheet transactions, should not be maintained unless permitted by applicable law or regulation.

The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions. For example, only true and actual numbers of hours worked should be reported. Many team members regularly use business expense accounts, which must be documented and recorded accurately.

Records should always be retained or destroyed according to the Company's record retention policies.

Reporting of Illegal or Unethical Behavior

The Company's business and reputation depends, in large measure, on strict adherence to the provisions of this Code. Every director, officer and team member is encouraged and obligated to report any known or suspected Code violations to the Governing Body, supervisors, managers or other appropriate counsel.

The Company will investigate any matter so reported and may take appropriate disciplinary and corrective action, up to and including termination. The Company forbids retaliation of any kind against team members who report violations of this Code or other illegal or unethical conduct.

Compliance Procedures

Directors, officers and team members who are concerned that violations of this Code or that other illegal or unethical conduct by directors, officers or team members of the Company have occurred or may occur should contact their supervisor. If for any reason, anyone is unable to approach their supervisor about their concerns or complaints, then they may contact either the Compliance Officer or any member of the Corporate Governance/Nominating Committee. All reports of concerns or complaints shall remain confidential to the extent necessary, subject to applicable law, regulation or legal proceeding.

Waivers

The provisions of this Code may be waived for directors or executive officers only by a resolution of the Company's independent directors. The provisions of this Code may be waived for team members who are not directors or executive officers by the Compliance Officer. Any waiver of this Code granted to a director or executive officer will be publicly disclosed as required by the federal securities laws and the applicable rules and regulations of the SEC or the securities exchange or association on which the Company's securities are listed for trading.

Political Contribution

Directors, officers and team members are free to contribute to candidates or otherwise partake in the political process in their individual capacity. All team members must avoid discussing with [decision-makers] any matters pending before courts or agencies affecting the Company unless the team member is part of the Company's legal counsel or obtains the written authorization of the Company to do so.

The Company is committed to maintaining goodwill and to being a good civic neighbor. Directors, officers and team members are encouraged to serve on boards of non-profit organizations and in other volunteer capacities. However, if a director, officer or team member serves in any capacity with a non-profit organization, such person may not represent either the Company or the organization in any transaction between them.

No Company funds or assets will be loaned or contributed to any political party or organization, or to any individual who holds or is a candidate for public office, except when permitted by applicable law and prior written authorization is obtained from the Company. The following are examples of activities, which are illegal under federal law and the laws of those states, which prohibit corporate political contributions:

•	Contributions by a team member which are reimbursed by Company through expense accounts or in other ways;
•	Purchase by Company of tickets for political dinners or fundraising events;

•	Contributions in kind, such as loaning team members to political parties or providing company airplanes for use in political campaigns;

•	Indirect contributions by Company through suppliers, customers or agents.

Political contributions by corporations are permitted by the laws of some states and foreign countries. Such allowable contributions may include some of the activities mentioned above, but in all cases, require prior authorization of the Compliance Officer and, when required by the law, by the Governing Body.

This policy is not intended to discourage or prevent a team member from engaging in political activities as an individual on his or her own time and at his or her own expense. It also does not prohibit the team member from making political contributions from personal funds or from expressing individual views with respect to legislative or political matters.

Other Company Policies

All directors and team members should be familiar with the Company's existing Insider Trading Policy and other policies regarding the rights and obligations of the Company's team members, which may amplify and expand on certain matters addressed in this Code.